VALIC COMPANY II

Supplement to the Summary Prospectus dated January 1, 2012

Small Cap Value Fund

Effective April 1, 2012, in the Fund Summary, in the Investment Adviser section, the information about the current co-portfolio manager Christopher T. Blum is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Phillip Hart, CFA	2012	Executive Director

Date: March 30, 2012